COLUMBIA
LABORATORIES, INC.
(NASDAQ: CBRX)
ACQUISITION OF
MOLECULAR PROFILES LTD.
Frank Condella, President & CEO, Columbia Laboratories
Jonathan Lloyd Jones, VP & CFO, Columbia Laboratories
Dr. Nikin Patel, CEO, Molecular Profiles
12 Sept 2013
Exhibit 99.2

Safe Harbor
This presentation contains forward-looking statements, which statements are indicated by the words “may,” “will,”
“plans,” “believes,” “expects,” “anticipates,” “potential,” “should,” and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.
Factors that might cause future results to differ from the forward-looking statements include, but are not limited to, the following: the successful transfer of quality management and technical support for CRINONE manufacturing activities to Molecular Profiles; Molecular Profiles’ ongoing ability to retain current and attract new customers;
Columbia’s ability to realize the expected level of savings from operational synergies related to the acquisition of
Molecular Profiles; the effect of converting Molecular Profiles’ financial statements from U.K. to U.S. GAAP; Actavis'
delays in manufacturing; the availability and pricing of third-party sourced products and materials; successful compliance with FDA, MHRA and other governmental regulations applicable to manufacturing facilities, products and/or businesses; changes in the laws and regulations; the ability to obtain and enforce patents and other intellectual property rights; the impact of patent expiration; the impact of competitive products and pricing; the cost of evaluating potential strategic transactions; the strength of the United States dollar relative to international currencies, particularly the euro and the British pound; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in Columbia's reports filed with the SEC. Columbia does not undertake any responsibility to revise or update any forward-looking statements contained herein, except as expressly required by law.
and Merck Serono's success in marketing CRINONE for use in infertility in their respective markets;–difficulties or

3 Today’s Agenda Acquisition of Molecular Profiles Ltd. Transaction Rationale Transaction Highlights Molecular Profiles Business Review Synergies Looking forward

Transaction Rationale
Strong, diverse revenue stream
Cash-flow positive
Accretive
Broad capabilities
Synergies with CBRX current business
Significant growth opportunity
Growth platform
Growing market

Transaction Highlights
Acquired Molecular Profiles for $25.0 million total
consideration
Approximately $16.7M Cash
1,051,323 shares of Columbia Common Stock
10x to 11x Molecular Profiles’ FY14¹ projected EBITDA
Double-digit percentage impact to CBRX EBITDA
Immediately accretive (excluding transaction fees)
Unanimous approval of both companies’ Boards
1
Molecular Profiles’ FY14 runs August 1, 2013 – July 31, 2014

CBRX Capitalization Table
Post-transaction
NasdaqCM: CBRX
Pre-transaction Post-transaction
Shares Outstanding 10.97 M 12.01 M
Average
Preferred Shares
@
$11.36 0.4 0.4
Warrants*
@
$11.36 1.8 1.8
Options
@
$12.80 0.7 0.7
Fully Diluted Shares
(approximate)
13.87 M 14.91 M
*All warrants have “cashless” exercise option

Founded in 1997 as a spin out of Nottingham University
Three business lines
Contract pharmaceutical research & development
Clinical trial manufacturing
Analysis and consultancy
Transitioned to early development formulation and
manufacturing specialists as part of 2011 growth
strategy
Responsive, scientific & client communication-driven
service
At A Glance

$57
$65
$74
$84
$95
$110
2009
2010
2011
2012
2013
2014

PDS Market Opportunity
Source: Indiabulls 2010, Kalorama Information – Outsourcing in Drug Discovery 2008,  GBI Research, EY – OPPI report, ‘Taking
Wings’ 2009, Madison Williams, EY analysis
Global Spend
CAGR: 14.1%
Global PD Spend
CAGR: 20%
Stage within CRAMS Spend
Drug Discovery (DD) $   10.1
Pharmaceutical Development (PD) $   14.3
Contract Manufacturing (CM) $   49.2
Development Area Value
Clinical trials supply $  3.3
Clinical trials
manufacturing
$  4.2
Analytical Development $  3.3
Process & formulation
development
$  3.3
Other $  0.2
In USD, billions
Clinical Research and Manufacturing Services

Nottingham, U.K.
New manufacturing facility completed Q2 2013
Expanded from 2 to 8 cGMP process rooms
Capable of handling highly potent molecules
Analytical & characterization suites
Packaging suite & Warehouse facilities
Capacity to expand to 14 GMP rooms
50+ FTEs
Over 25% hold advanced scientific degrees
Nottingham
Watford

Formulation Development
Development across oral, topical and inhaled dosage forms
Renowned expertise for “difficult to develop drugs”
Wide range of enabling technologies available
Fast,
Efficient,
Informed
Opportunity to expand upon rapid screening
services for enabling informed development
choices

Diversity in manufacture: Direct powder filling; Oral dosage forms
(tablets, capsules, liquids, powders); Topicals; Inhaled
Batch size manufacture from grams to 20 Kg for up to
Phase IIb
High level containment process rooms & flexible systems to
meet today’s demands for the highly potent molecules market
Clinical Trial Manufacture
Phase I – IIb
Future scope to incorporate niche low-volume, high-value
commercial manufacturing.

Visualization of the intricacies of the formulation in real time
What, How Much, Where
Trusted expertise utilised to provide unbiased testing and expert opinion on over 20 blockbuster products in Hatch-Waxman litigation
Over 250 years of combined expertise backed by a wide range of high-end analytical technologies to resolve some of the toughest formulation challenges
Analysis & Consulting
Advanced
Analysis
An innovative problem-to-solution approach for resolving
some of the toughest issues in drug substance and formulation optimisation.

THE QUEEN'S AWARDS
FOR ENTERPRISE:
INNOVATION
2011

Reputation
Over 100 clients
Large multi-national pharmaceutical companies
Specialized drug-delivery firms
Biotechs
Worked on over 50% of world’s top 20
blockbusters
Recipient twice of The Queen’s Award
for Enterprise in the category of Innovation

Financials
CAGR over trailing 4 fiscal years*:
Revenues: 15%
EBITDA: 14%
£5 million infrastructure investment complete
State-of the-art facility with robust capacity
Well-positioned for ongoing growth in a growing
market
* Based on Molecular Profiles financial statements reported under U.K. GAAP, as audited by
Grant Thornton U.K. LLP, for fiscal years ended July 31, 2010-2012, and unaudited financial statements for its fiscal year ended July 31, 2013.

Growth Drivers
Increasing pharmaceutical outsourcing trend*
20% of Pharma companies expect >10% increase
~60% of emerging Pharma & biopharma companies
expect increased outsourcing
Capacity at state-of the-art facility
Broader customer base
Leverage U.S. presence
Potential new product offerings
* Source: Contract Pharma Outsourcing Survey 2012

Synergies
Strengthened capability around CRINONE
Transition CRINONE QA function & technical support
to Molecular Profiles (Nottingham)
Improves service to Merck Serono
Proximity to manufacturing site (Watford, U.K.) &
supply chain management (Paris)
Improve service to Molecular Profiles’ U.S. customers
through Boston office
Est. savings up to $400,000/ year

Columbia Laboratories Today
Profitable company with diverse revenue stream
Broad capabilities though wholly-owned subsidiary
Molecular Profiles
Formulation
Development
Cash-flow positive since Q3 2012
Healthy & growing cash position; debt free
U.S. NOLs of $153 million, if fully realized
Ongoing exploration of additional strategic
opportunities to continue transformation
Manufacturing
Analytical

Q&A